GUARANTY

THIS GUARANTY (as amended, restated, modified or otherwise in effect, this "Guaranty"), dated this 12th day of September, 2002, is made by INTERSTATE GENERAL COMPANY, L.P., a Delaware limited partnership ("Guarantor") having its principal place of business at 222 Smallwood Village Center, Waldorf, MD 20602, in favor of and for the benefit of TJJ CORPORATION (the "Lender"), a Massachusetts Corporation having a principal place of business at 50 Salem Street, Lynnfield, Massachusetts 01940.

W I T N E S S E T H

WHEREAS, the Guarantor owns directly or indirectly a beneficial interest in Brandywine Investment Associates, L.P., a Maryland limited partnership (the "Borrower");

WHEREAS, the Guarantor has a material financial interest in the Borrower and will be benefited by the making of the Loan hereinafter described; and

WHEREAS, the Lender has agreed to make loans, advances and other financial accommodations to the Borrower (collectively and individually, the "Loan"), which are evidenced by, among other things, a Term Note, dated of even date herewith (as amended, modified, extended, supplemented or renewed, the "Note"). Terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Note.

NOW, THEREFORE, in consideration of such loans, advances and other financial accommodations made or to be made to the Borrower, whether pursuant to the Note or otherwise, and for such other and further consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows.

1. Guarantee. To induce the Lender to extend the loans, advances and other financial accommodations to the Borrower, the Guarantor hereby absolutely, unconditionally, and irrevocably guarantees to the Lender (i) the full and prompt payment, without set-off or reduction, of all amounts which may be presently due and owing and all sums which may in the future become due and owing to the Lender from the Borrower, whether under the Note, or under the Credit Agreement or any other agreement or undertaking by the Borrower in favor of the Lender, whether at stated maturity, by required payment, declaration, acceleration, demand, or otherwise, (ii) the due performance by the Borrower of all of its obligations under the Note, and under all other present and future agreements or undertakings in favor of the Lender, and (iii) all out-of-pocket expenses (including reasonable attorneys' fees and disbursements) which are incurred by the Lender in enforcing any rights with respect to, or in the collection of, any or all of the foregoing obligations of the Borrower, or which are incurred by the Lender in enforcing or collecting upon this Guaranty (all of the foregoing, collectively, are hereinafter referred to as the "Guaranteed Obligations").

2. Guarantee of Payment. This Guaranty constitutes an absolute and continuing guarantee of the full and punctual payment and performance of the Guaranteed Obligations, and not merely of their collection. The liability of the Guarantor hereunder is direct and unconditional, and may be enforced without requiring the Lender first to resort to any other right, remedy, or security, but the Guarantor's liability shall only arise if and at such time as the Borrower shall have failed to perform the Guaranteed Obligations as and when required. The Guarantor will not have any right of subrogation, contribution, reimbursement, or indemnity whatsoever against the Borrower, until all of the Guaranteed Obligations will have been indefeasibly paid in full. Payments by the Guarantor hereunder may be required by the Lender on any number of occasions.

3. No Impairment. This Guaranty will not be impaired by any modification, supplement, extension, or amendment of the Note or of any other contract or agreement between the Lender and the Borrower, whether now existing or hereafter arising, including, without limitation, by any modification, release, or other alteration of any of the Guaranteed Obligations or of any security therefor, nor by any agreements or arrangements whatever with the Borrower or any one else, and the liability of the Guarantor hereunder will apply to the Guaranteed Obligations as so altered, modified, supplemented, extended or amended. This Guaranty will not be impaired, released or affected by the failure by any other party to perform its obligations to the Lender. This Guaranty will not be released, impaired, or affected by any deterioration, waste, loss or impairment of any Collateral or other security held by the Lender in respect of the Guaranteed Obligations (including, without limitation, the failure to perfect any security interest, or the failure to continue any such perfection), unless such deterioration, waste, loss or impairment is solely and directly caused by the willful misconduct or gross negligence of the Lender.

4. Primary Obligation. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefore (including, without limitation, as a result of the Borrower's bankruptcy, reorganization or insolvency, or pursuant to any assignment for the benefit of creditors, receivership, or similar proceeding) will affect, impair or be a defense to this Guaranty, and this Guaranty will be a primary obligation of the Guarantor and nothing will discharge or satisfy the liability of the Guarantor hereunder except the full payment and performance of the Guaranteed Obligations. The Guaranty is unlimited and the Guarantor will be jointly and severally liable with every endorser, surety, or other guarantor of any or all of the Guaranteed Obligations, and Guarantor hereby waives any right to require the exhaustion of any remedy, or to require that the Lender first attempt to collect any of the Guaranteed Obligations from the Borrower or from any other person or entity primarily or secondarily liable, or resort to any collateral or security which the Lender may now have or hereafter acquire.

5. Security. Any collateral heretofore or hereafter granted to the Lender to secure any obligations of the Guarantor to the Lender will also secure the obligations of such Guarantor hereunder.

6. Disposition of Collateral. The Lender may sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever pledged or mortgaged to secure the Guaranteed Obligations. The Lender may also refrain from, fail to, or delay the sale, exchange, release, surrender, or realization upon any such property. The Lender may fail to perfect, or continue the perfection of, any lien or security in such property, or delay the perfection of any such lien or security interest, or exercise or refrain from exercising any rights against the Borrower or others (including the Guarantor), or otherwise act or refrain from acting in respect of any property securing the Guaranteed Obligations. Except as may otherwise be provided in the Loan Documents, the Lender may apply any sums received by whomsoever paid or howsoever realized to the Guaranteed Obligations in such order as the Lender shall, in its sole and absolute discretion, determine and may consent to or waive any breach of, or any act, omission or default under the documents evidencing the Guaranteed Obligations without affecting the liability of the Guarantors hereunder. The Lender may use any of the rights granted under this Section in any combination, and no right may be deemed to be exclusive of another.

7. Termination of Guaranty. This Guaranty is a continuing Guaranty which will remain effective during and so long as any of the Guaranteed Obligations remain outstanding or owing. In no event may this Guaranty be terminated without the prior written consent of the Lender in its sole discretion until all of the Guaranteed Obligations will have been indefeasibly paid in full.

8. Warranties and Representations. The Guarantor warrants and represents to the Lender for the express purpose of inducing Lender to extend or continue financial accommodations to the Borrower and to accept this Guaranty, that as of the date of this Guaranty and at all times thereafter until the Guaranteed Obligations have been satisfied in full, as follows:

(a) No Violation. The payment and performance by the Guarantor of the Guarantor's obligations under this Guaranty do not and will not, (i) constitute a violation of any applicable law or any agreement to which the Guarantor is a party or by which the Guarantor or any of the Guarantor's property may be bound; (ii) require the consent or approval of any person or governmental entity; or (iii) result in the imposition of any lien or encumbrance upon any of the Borrower's or Guarantor's assets;

(b) No Litigation. There is no litigation now pending or, to the best of the Guarantor's knowledge, threatened, against the Guarantor, which, if adversely decided, could materially impair the ability of the Guarantor to pay or perform the Guarantor's obligations under this Guaranty.

(c) Valid and Binding. The Guaranty constitutes the Guarantor's legal, valid and binding obligation, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and subject to the discretion of the court before which proceedings therefrom may be brought with respect to the availability of specific enforcement or other equitable relief or remedies.

(d) Solvency. The Guarantor is solvent and is not rendered insolvent by the obligations undertaken in this Guaranty.

9. Financial and Other Information.

(a) Within 90 days of the end of each calendar year, the Guarantor will deliver to the Lender completed and signed audited financial statements with respect to the Guarantor.

(b) Not later than September 30 of each year, the Guarantor will deliver to the Lender true, correct and complete copies of each of the Guarantor's federal income tax returns for the preceding calendar year.

(c) The Guarantor will provide any additional financial or other information reasonably requested by the Lender in form satisfactory to the Lender. All information that the Guarantor provides to the Lender at any time will be correct, complete and not misleading. The Guarantor resides at the address listed below and will notify the Lender in writing upon any change in address.

10. Books and Records. The books and records of the Lender showing the account between the Lender and the Borrower will be admissible in any action or proceeding, and will constitute prima facie proof of the items set forth therein, absent manifest error.

11. Default. If there shall occur an Event of Default as defined under any of the documents evidencing or giving rise to the Guaranteed Obligations, or if the Guarantor or its affiliated entity, Interstate Business Corporation ("IBC," which has executed and delivered to Lender a separate Guaranty in respect of the Loan) should at any time become insolvent or make a general assignment for the benefit of creditors or fail to maintain and satisfy the financial covenants set forth in Sections 9(d) and 9(e) of the IBC Guaranty, or if a petition in bankruptcy or any insolvency proceedings is filed or commenced by, against or in respect of the Guarantor or IBC, or if the Guarantor should at any time contest, cancel or otherwise terminate the obligations under this Guaranty (each, an "Event of Default"), then and in any such event, any and all obligations of the Guarantor (including the Guaranteed Obligations, whether or not then due) will, at the option of the Lender, forthwith become due and payable without notice or other action of any kind by the Lender or any other party, provided, that if a petition in bankruptcy or any insolvency proceedings is filed or commenced by, against or in respect of the Guarantor (and in the case of an involuntary proceeding against the Guarantor, the same will remain undismissed for a period of thirty (30) or more days), the obligations of the Guarantor (including the Guaranteed Obligations, whether or not then due) will forthwith be due and payable, without notice or other action of any kind by the Lender or any other party.

12. Clawback. If any claim is ever made on the Lender for repayment or recovery of any amount or amounts received by the Lender in payment or on account of any of the Guaranteed Obligations, and the Lender repays all or part of such amount(s), the Guarantor will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Lender, notwithstanding any termination hereof or any cancellation of any instrument evidencing the Guaranteed Obligations. Guarantor hereby agrees, for itself and its successors and assigns, that it will consent to and not contest or otherwise oppose any action or motion by or on behalf of Lender for relief from the automatic stay provided in 11 U.S.C. Section 362 (including without limitation any stay against actions against non-debtor parties). This Guaranty shall survive and continue in full force and effect beyond and after the payment and satisfaction of the obligations of Borrower in the event Lender is required to disgorge or return any payment or property received as a result of any laws pertaining to preferences, fraudulent transfers or fraudulent conveyances.

13. Operation of Business. The Guarantor will conduct its business in the ordinary course and in a manner reasonably consistent with its current practices, and not sell, assign, transfer, pledge, encumber or otherwise dispose of any of its assets for the purpose of affecting the Guarantor's ability to performs its obligations under this Guaranty without the prior written consent of the Lender.

14. Waivers By Guarantor. The Guarantor, to the fullest extent now or hereafter not prohibited by applicable law, hereby waives: (a) all suretyship defenses and defenses in the nature thereof; (b) notice of acceptance hereof and notice of any liability to which it may apply; (c) presentment, demand for payment and protest of any instrument, and notice of dishonor or nonpayment; (d) notice of default or nonpayment by the Borrower; (e) all other notices to which the Guarantor may otherwise be entitled; and (f) the pleading of any statute of limitations, laches, or similar pleadings as a defense to Guarantor's Obligations hereunder. In addition, the Guarantor waives any right to seek contribution, indemnification, subrogation, reimbursement or restitution from the Borrower, until all of the Guaranteed Obligations have been indefeasibly paid in full.

15. No Implied Waiver By Lender. Without affecting the liability of the Guarantor hereunder, the Lender may consent to, or waive, any breach of, or any act, omission or default under, the Note or any other agreement or undertaking by the Borrower in favor of the Lender without affecting the liability of the Guarantor hereunder. No act, omission or delay by the Lender or course of dealing between the Lender and the Guarantor shall constitute a waiver of the rights and remedies of the Lender hereunder. No single or partial waiver by the Lender of any right or remedy which it may have hereunder, shall operate as a waiver of any other right or remedy or of the same right or remedy on a future occasion. All rights and remedies of the Lender hereunder shall be cumulative, and no such right or remedy shall be exclusive of any other right or remedy.

16. Waivers and Amendments. No waiver of any rights hereunder and no modification or amendment of this Guaranty will be effective unless the same is in writing, duly signed on behalf of the Lender and each such waiver, modification or amendment, if any, will apply only with respect to the specific instance involved, and will in no way impair the rights of the Lender or the obligations of the Guarantor to the Lender in any other respect or at any other time.

17. Notices. All notices, requests and other communications to any party hereunder will be in writing and will be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by a reputable courier delivery service, and will be given,

If to the Guarantor: Interstate General Company, L.P. 222 Smallwood Village Center Waldorf, MD 20602 Attn: James J. Wilson, Chairman Mark Augenblick, President

With a copy to: Covington & Burling 1201 Pennsylvania Avenue, N.W. Washington, D.C. 20004 Attn: Alfred H. Moses, Esq.

If to the Lender: TJJ Corp. c/o CRES Development Company, Inc. 50 Salem Street Lynnfield, MA 01840 Attn: Paul Martin

With a copy to: Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center Boston, MA 02111 Attn: Stephen Langer, Esq.

or such other address as such party may hereafter specify by notice to the parties hereto. Each such notice, request or other communication shall be effective (i) if given by certified mail, upon receipt (or upon tender of delivery), or (ii) if given by any other means (including, without limitation, by courier), when delivered or tendered for delivery at the address specified in accordance with this paragraph.

15. Severability. In the event that any court of competent jurisdiction determines that any provision, or any portion thereof, contained in this Guaranty is unreasonable or unenforceable in any respect, then such provision will be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited will remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Guaranty will nevertheless remain in full force and effect.

16. Successors and Assigns. This Guaranty and all obligations hereunder shall be binding upon the heirs, executors, administrators, successors and assigns of the Guarantor and shall, together with the rights and remedies of the Lender hereunder, inure to the benefit of the Lender, its successors, endorsees and assigns.

17. Counterparts. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original and all of which shall together constitute one and the same agreement.

18. Entire Agreement. This Guaranty embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant, agreement, course of dealing, course of conduct, or course of performance of any kind not expressly set forth in this Guaranty will affect, or be used to interpret, change or restrict, the express terms and provisions of this Guaranty.

19. Modifications and Amendments. The terms and provisions of this Guaranty may be modified or amended only by written agreement executed by all parties hereto.

20. Authority and Capacity. The individual executing this Guaranty on behalf of Guarantor represents that he or she (i) is a duly elected and serving officer of the general partner of Guarantor, has been duly authorized to execute and deliver this Guaranty, and has the legal capacity to enter into this Guaranty on behalf of Guarantor, (ii) has had the advice of competent legal counsel with respect his or her decision to enter into this Guaranty, and (iii) has read, understood, and intends that the Guarantor be legally bound by this Guaranty. All necessary corporate and/or partnership approvals, votes or other actions have been duly taken, and are in full force and effect as of the date hereof.

21. Unenforceability of Guaranteed Obligations, Etc. If for any reason the Borrower is under no legal obligation to discharge all or any portion of the Guaranteed Obligations, or if any other portions of the Guaranteed Obligations have become unrecoverable from the Borrower, or must be restored or returned by Lender to Borrower, the guarantee contained in this Guaranty shall nevertheless remain in force and effect and shall be binding upon the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor or debtor on all such Guaranteed Obligations.

22. Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to its conflict of laws). Any legal action or proceeding with respect to this Agreement may be brought in the courts of the Commonwealth of Massachusetts, or of the United States of America for the District of Massachusetts, and, by execution and delivery of this Guaranty, each Guarantor hereby accepts the general jurisdiction of the aforesaid courts and consents to the personal jurisdiction of the same.

23. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY.

IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as a sealed instrument as of the date first set forth above.

WITNESS: GUARANTOR: Interstate General Company, L.P. By: Interstate General Management Corporation /s/ By: /s/ Name: J. Michael Wilson Name: Paul Dillon Title: Vice President